Great Lakes Large Cap Value Fund Summary Prospectus July 29, 2018 Institutional Class Shares – GLLIX

Before you invest, you may want to review Great Lakes Large Cap Value Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated July 29, 2018, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund on its website at http://www.glafunds.com/literature-forms.html.  You can also get this information at no cost by calling the Fund (toll-free) at 855-278-2020 or by sending an e-mail request to funds@glafunds.com.

Investment Objective
The Fund seeks total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.30%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	0.91%
Less: Fee Waiver (2)	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver (1) (2)	0.86%
(1)
The Total Annual Fund Operating Expenses After Fee Waiver does not correlate to the ratio of expenses to average net assets after expense reimbursement/waiver included in the Financial Highlights section of the Fund’s statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

(2)
Great Lakes Advisors, LLC (the “Adviser” or “Great Lakes”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions, and extraordinary expenses) do not exceed 0.85% of the average daily net assets of the Fund.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and at the time of recoupment. The Operating Expense Limitation Agreement is indefinite in term and cannot be terminated through at least July 28, 2019.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$88	$285	$499	$1,115

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities issued by large-capitalization (“large cap”) companies, including common and preferred stocks and convertible securities.  The Fund considers a company to be a large cap company if it has a market capitalization, at the time of purchase, generally over $5 billion. It is anticipated that the Fund normally will invest in companies with market capitalizations over $5 billion.

The Adviser utilizes an actively managed, “bottom up” strategy for the Fund that is designed to seek superior risk-adjusted performance.  The Adviser focuses on three principles when selecting investments for the Fund.  First, the Adviser analyzes a company’s “value” or earning power, which is the company’s ability to generate a profit for reinvestment in the company or distributions to shareholders.  The Adviser uses return on investment as the best representation of earning power and invests in companies with rising or high returns on invested capital.  Second, the Adviser uses proven valuation methods to identify attractively priced companies based primarily on elements of earning power.  Finally, the Adviser diversifies the portfolio in order to manage risk.  The Fund typically invests in a portfolio of 35 to 55 companies.  Stock selection is made by consensus of the Great Lakes Value Equity Team. From time to time, the Fund may focus its investments in securities of companies in the same economic sector, including the financial sector.

In addition to investing in equity securities issued by large cap companies, the Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), in order to reduce cash balances and increase the Fund’s exposure to large cap companies.  The Fund may also invest up to 20% of its total assets in securities denominated in foreign currencies or with non-US headquartered companies that have American Depositary Receipts (“ADRs”) that trade on a United States exchange.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership and receipt of dividends, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.

Convertible Securities Risk.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock.  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

Value-Style Investing Risk.  The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Large Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Foreign Securities Risk.  Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. companies, including risks relating to political, social, and economic developments abroad, differences between U.S. and foreign regulatory and tax requirements, and market practices, including fluctuations in foreign currencies.

Currency Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  Non-U.S. countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

ADR Risk.  ADRs are generally subject to the same risks as foreign securities because their values depend on the performance of the underlying foreign securities.  Holders of unsponsored ADRs generally bear all the costs of such depositary receipts.

Investment Company Risk. The Fund bears all risks associated with the investment companies (including ETFs) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the investment company.

ETF Risk.  The market price of an ETF fluctuates based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.  In addition, a passively managed ETF may not accurately track the performance of the reference index.

Sector Emphasis Risk.  The securities of companies in the same or related businesses (“industry sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.  Some industry sectors have particular risks that may not affect other sectors.

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year-to-year.  Following the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart.  The performance table that follows shows the Fund’s average return over time compared with a broad-based securities market index.  Past performance (before and after taxes) will not necessarily continue in the future.  Updated performance information is available at www.glafunds.com or by calling 855-278-2020.

Calendar Year Total Returns as of December 31:

Best Quarter	Worst Quarter
Q1 2013 12.28%	Q3 2015 -6.95%

Year-to-Date Return as of June 30, 2018
-3.67%

Average Annual Total Returns for the periods ended December 31, 2017
	One Year	Five Years	Since Inception (9/28/2012)
Institutional Class Shares
Return Before Taxes	18.31%	14.73%	14.35%
Return After Taxes on Distributions	14.70%	13.21%	12.89%
Return After Taxes on Distributions and Sale of Fund Shares	13.27%	11.69%	11.41%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	13.63%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Great Lakes Advisors, LLC is the Fund’s investment adviser.

Portfolio Managers
The Fund is managed by the Great Lakes Value Equity Team.  The team is comprised of Gary Lenhoff, CFA, CIO-Fundamental Equity; Edward Calkins, CFA, Portfolio Manager/Research Analyst; Wells L. Frice, CFA, Portfolio Manager/Research Analyst; and Huong Le, CFA, Portfolio Manager/Research Analyst.  They are responsible for the day-to-day management of the Fund.  Mr. Calkins, Mr. Frice and Ms. Le have managed the Fund since its inception in September 2012. Mr. Lenhoff has managed the Fund since July 2017.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Great Lakes Large Cap Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 855-278-2020, by wire transfer, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below. The Fund may reduce or waive the minimums in its sole discretion.

	Minimum Initial Investment	Subsequent Minimum Investment
Institutional Class	$1,000	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor, including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.